EXHIBIT 99.2




                    TRAFALGAR HOUSE PROPERTY, INC. AND SUBSIDIARIES RESIDENTIAL HOMEBUILDING OPERATIONS

                    FINANCIAL STATEMENTS OF NET ASSETS TO BE ACQUIRED AS OF SEPTEMBER 30, 1998
                    (Unaudited)

                 TRAFALGAR HOUSE PROPERTY, INC. AND SUBSIDIARIES

                       RESIDENTIAL HOMEBUILDING OPERATIONS


                     STATEMENT OF NET ASSETS TO BE ACQUIRED

                               SEPTEMBER 30, 1998

                                 (000's omitted)

                                   (Unaudited)




                                                  ASSETS
                                                  ------

REAL ESTATE DEVELOPMENT:
    Residential housing under construction and other development costs             $     73,789
    Land and land improvement costs                                                      63,658

FIXED ASSETS, net                                                                           312

OTHER ASSETS (Note 3)                                                                     3,844
                                                                                   ------------
                 Total assets                                                           141,603
                                                                                   ------------

                                               LIABILITIES
                                               -----------

ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Note 4)                                           20,143

OTHER LIABILITIES                                                                         1,859
                                                                                   ------------
                 Total liabilities                                                       22,002

COMMITMENTS AND CONTINGENCIES (Note 6)
                                                                                   ------------
                 Net assets to be acquired                                         $    119,601
                                                                                   ------------
                                                                                   ------------


         The accompanying notes are an integral part of this statement.

                 TRAFALGAR HOUSE PROPERTY, INC. AND SUBSIDIARIES

                       RESIDENTIAL HOMEBUILDING OPERATIONS


                   STATEMENTS OF REVENUES AND DIRECT EXPENSES

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997

                                 (000's omitted)

                                   (Unaudited)



                                                                                              1998            1997
                                                                                          ------------    ------------

REVENUES:
    Residential home sales                                                                $    151,214    $    124,698
    Share of joint venture income                                                                  418             616
                                                                                          ------------    ------------
                 Total revenues                                                                151,632         125,314
                                                                                          ------------    ------------

DIRECT EXPENSES:
    Cost of residential home sales                                                             137,234         114,527
    Selling, general and administrative expenses                                                 7,372           7,265
                                                                                          ------------    ------------
                 Total direct expenses                                                         144,606         121,792
                                                                                          ------------    ------------
                 Excess of revenues over direct expenses                                  $      7,026    $      3,522
                                                                                          ------------    ------------
                                                                                          ------------    ------------


        The accompanying notes are an integral part of these statements.

                 TRAFALGAR HOUSE PROPERTY, INC. AND SUBSIDIARIES

                       RESIDENTIAL HOMEBUILDING OPERATIONS


           NOTES TO FINANCIAL STATEMENTS OF NET ASSETS TO BE ACQUIRED

                               SEPTEMBER 30, 1998

                                 (000's omitted)

                                   (Unaudited)



1.       ORGANIZATION AND BUSINESS

Trafalgar House Property, Inc. and Subsidiaries (the "Company") is an indirect wholly owned subsidiary of Kvaerner ASA ("Kvaerner"). The Company's residential homebuilding operations principally engage in the development and sale of residential real estate in the states of New Jersey, Pennsylvania, Maryland and Virginia.

In October 1998, the Company entered into the Sale and Purchase Agreement dated October 26, 1998 (the "Sale Agreement") with Beazer Homes Corp. ("Beazer") for Beazer to acquire certain assets and assume certain liabilities of the residential homebuilding operations of the Company. This transaction closed on December 4, 1998 for a sales price of approximately $99,300. Beazer assigned its rights and obligations to acquire certain of the assets included in the accompanying Statement of Net Assets to be Acquired to an unaffiliated third party.

2.       SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles. The financial statements were prepared to present the net assets to be acquired by Beazer of the Company's residential homebuilding operations and the related revenues and direct expenses for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Beazer Homes USA, Inc.

The abbreviated financial statements of the Company's residential homebuilding operations to be acquired are presented in lieu of full financial statements of the Company's entire residential homebuilding business as the Company does not maintain a stand-alone capital structure for such business and due to the lack of appropriate and reasonable intercompany management and interest charges. The Statement of Net Assets to be Acquired excludes any amounts related to the capitalization of the Company as well as any cash accounts. The Statements of Revenues and Direct Expenses exclude only those costs not directly involved in the revenue-producing activities of the residential homebuilding operations, such as corporate overhead charges, interest and income taxes. Accordingly, the accompanying financial statements are not intended to be a complete presentation of the assets, liabilities, revenues and expenses of the Company or of the Company's residential homebuilding business. Further, the accompanying financial statements are not indicative of the Company's financial condition or results of operations on a stand-alone basis and are not indicative of the Company's financial condition or results of operations under ownership of an entity other than Kvaerner.

REAL ESTATE DEVELOPMENT

Residential real estate held for development and sale is carried at historical cost and reviewed periodically for impairment. All direct costs and allocated indirect costs incurred during the period of development are capitalized. Development costs are relieved through cost of sales on a specific identification basis or a per unit allocation basis, as applicable.

REVENUE RECOGNITION

Revenues from residential home sales are accounted for on the full accrual method. Under the full accrual method of accounting, revenues are recognized when a sale is consummated, title is transferred to the buyer and adequate consideration has been received. Option revenues and lot premiums are recognized on a lot-specific basis.

OTHER LIABILITIES

Other liabilities represent liabilities for the cost to complete projects where the last home has been settled. Cost to complete includes site work required to enable the release of performance bonds and letters of credit related to development activities and ongoing customer service obligations which arise during the warranty period.

All homes sold by the Company are enrolled in a homeowner's warranty program with Residential Warranty Corporation. The Company is responsible for defects for one full year on the entire house with an additional one year on mechanical, heating, ventilating and air-conditioning systems. Residential Warranty Corporation warrants any structural defects for years three through ten.

INVESTMENT IN JOINT VENTURE

The Company is a 50% partner in the Trafalgar-Astrab Associates joint venture, which is developing residential real estate for sale. The investment in joint venture is accounted for under the equity method, after considering priority distributions to the joint venture partners.

FIXED ASSETS

Fixed assets are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets as follows:


               Furniture and fixtures                5 years
               Equipment and vehicles                4 years
               Computer equipment                    3 years


USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates and assumptions for the Company relate to the recoverable value of the real estate development assets and the liabilities associated with certain commitments and contingencies.


3.       OTHER ASSETS

Other assets consisted of the following at September 30, 1998:


               Land deposits                         $    1,212
               Project escrows                            2,469
               Prepaids and other                           163
                                                     ----------
                                                     $    3,844
                                                     ----------
                                                     ----------


4.       ACCOUNTS PAYABLE AND
         ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following at September 30, 1998:

               Land creditors                        $    1,054
               Sales deposits                             4,755
               Trade creditors and accrued expenses      14,334
                                                     ----------
                                                     $   20,143
                                                     ----------
                                                     ----------

Land creditors consist of notes payable to land sellers which are secured by mortgages on the underlying land. Interest rates range from 0% to 7.75%.

5.  CASH FLOW INFORMATION

Cash flow information related to the net assets to be acquired is as follows:

                                                                                    1998            1997
                                                                                ------------    ------------
        Cash flows from operating activities:
            Excess of revenues over direct expenses                             $      6,926    $      3,522
            Adjustments to reconcile excess of revenues over direct expenses to net cash provided by operating activities-
                  Changes in operating assets and liabilities-
                      Increase in residential housing under construction and
                         other development costs                                      (6,637)           (848)
                      (Increase) decrease in land and land improvement costs          (6,513)          7,457
                      Increase in other assets                                          (615)           (319)
                      Increase in accounts payable and accrued expenses                9,512           4,524
                      Decrease in other liabilities                                     (506)         (1,661)
                                                                                ------------    ------------
                         Net cash provided by operating activities                     2,167          12,675
                                                                                ------------    ------------
        Cash flows from investing activities:
            Purchase of fixed assets                                                     (58)           (292)
            Net distributions from Joint Venture                                         824           1,270
                                                                                ------------    ------------
                         Net cash provided by investing activities                       766             978
                                                                                ------------    ------------
                         Net cash transferred to the Company                    $      2,933    $     13,653
                                                                                ------------    ------------
                                                                                ------------    ------------

6.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company owns land parcels for future development and has made deposits related to option agreements to acquire land parcels. Land parcels vary in terms of the extent of entitlements obtained that are necessary to commence development, which will impact the timing and ability to develop such parcels, and ultimately the Company's ability to recover its investments. The realization of assets related to nonrefundable deposits, acquisition costs and capitalized development costs is dependent on the Company successfully obtaining various government approvals related to entitlements, sewer access and environmental remediation.

The Company was contingently liable in the amount of $39,000 as of September 30, 1998 in connection with letters of credit and surety bonds created to satisfy performance bond requirements of certain townships and counties in which the Company is developing properties and other obligations.

As of September 30, 1998, the Company had costs to complete of approximately $1,100 and customer service provisions of approximately $600 related to ongoing projects, which have been recorded as a reduction of residential housing under construction and other development costs. In addition, as of September 30, 1998, the Company had project completion liabilities of approximately $1,200 and customer service liabilities of approximately $600, which primarily represent the costs to complete projects where the last home has been settled.